Ordinary shares	12 Months Ended
Dec. 31, 2016
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
8.	Ordinary shares

On January 26, 2014, the Company effected the issuance of 6.55-to-1 bonus shares, which was equivalent to a 7.55-to-1 share split. As a result, all Ordinary shares, options for Ordinary shares, exercise price and earnings per share amounts for periods prior to January 2014, were adjusted retrospectively.

The Ordinary shares confer upon their holders the right to participate and vote in general shareholders’ meetings of the Company and to participate in the distribution of dividends, if any, declared by the Company.

In June 2013, the Company entered into a share purchase agreement according to which, the Company issued a total of 2,130,159 Ordinary shares at a price of $0.95 per share for total net consideration of $2,024 thousand, in two equal installments: June 2013 and January 2014.

On February 6, 2014, the Company issued 782,537 Ordinary shares to private placement investors at a price of $6.07 per share for total net consideration of $4,368 thousand, net of related costs.

On August 5, 2014, the Company completed an IPO of 3,200,000 Ordinary shares at a price of $11.00 per share for total net consideration of $31,405 thousands, after deducting underwriting discounts and commissions and other issuance expenses.

On March 22, 2016, the Company completed a registered direct offering of 2,161,290 Ordinary shares at a price of $3.10 per share for total net consideration of $6,089 thousands, after deduction underwriting commissions and other issuance expenses.